BLACKROCK FUNDS V

BlackRock Low Duration Bond Portfolio

(the “Fund”)

Supplement dated September 28, 2023 (the “Supplement”) to the Fund’s

Summary Prospectuses and Prospectuses, each dated January 27, 2023, as supplemented to date

The following changes are made to the Fund’s Summary Prospectuses and Prospectuses, as applicable:

The section of the Summary Prospectuses entitled “Key Facts About BlackRock Low Duration Bond Portfolio — Portfolio Managers” and the section of the Prospectuses entitled “Fund Overview — Key Facts About BlackRock Low Duration Bond Portfolio — Portfolio Managers” are deleted in their entirety and replaced with the following:

Portfolio Managers

Name	Portfolio Manager of the Fund Since*	Title
Akiva Dickstein	2020	Managing Director of BlackRock, Inc.
Scott MacLellan, CFA, CMT	2012*	Managing Director of BlackRock, Inc.
Amanda Liu, CFA	2022	Director of BlackRock, Inc.
Sam Summers	2022	Director of BlackRock, Inc.

*	Includes management of the Predecessor Fund.

The section of the Prospectuses entitled “Details About the Funds — How each Fund Invests — Low Duration Fund — About the Portfolio Management Team of the Low Duration Fund” is deleted in its entirety and replaced with the following:

ABOUT THE PORTFOLIO MANAGEMENT TEAM OF THE HIGH YIELD FUND
The Low Duration Fund is managed by a team of financial professionals. Akiva Dickstein, Scott MacLellan, CFA, CMT, Amanda Liu, CFA, and Sam Summers are the portfolio managers and are jointly and primarily responsible for the day-to-day management of the Fund. Please see “Management of the Funds — Portfolio Manager Information” for additional information about the portfolio management team.

The section of the Prospectuses entitled “Management of the Funds — Portfolio Manager Information — Low Duration Fund” is deleted in its entirety and replaced with the following:

Low Duration Fund

The Low Duration Fund is managed by a team of financial professionals. Akiva Dickstein, Scott MacLellan, CFA, CMT, Amanda Liu, CFA, and Sam Summers are jointly and primarily responsible for the day-to-day management of the Fund.

Portfolio Manager	Primary Role	Since	Title and Recent Biography
Akiva Dickstein	Jointly and primarily responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2020	Managing Director of BlackRock, Inc. since 2009; Managing Director of Merrill Lynch from 2003 to 2009 and Head of the U.S. Rates & Structered Credit Research Group.
Scott MacLellan, CFA, CMT	Jointly and primarily responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2012*	Managing Director of BlackRock, Inc. since 2022; Director of BlackRock, Inc. from 2010 to 2021; Vice President of BlackRock, Inc. from 2007 to 2009.
Amanda Liu, CFA	Jointly and primarily responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2022	Director of BlackRock, Inc. since 2020; Vice President of BlackRock, Inc. from 2015 to 2019.
Sam Summers	Jointly and primarily responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2022	Director of BlackRock, Inc. since 2022; Vice President of BlackRock, Inc. from 2018 to 2021.

*	Includes management of the Low Duration Predecessor Fund (as defined below).

Shareholders should retain this Supplement for future reference.